                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K


                                Current Report
              Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934



              Date of Report (Date of earliest event reported):
                                July 14, 1997



                            KATZ MEDIA GROUP, INC.
            (Exact name of registrant as specified in its charter)


        Delaware                   1-13674                      13-3779269
--------------------------------------------------------------------------------
       (State of           (Commission File Number)            (IRS Employer
    Incorporation)                                          Identification No.)


 125 West 55th Street, New York, New York                        10019
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)




      Registrant's telephone number, including area code: (212) 424-6000

Item 5.  Other Events

        On July 14, 1997, the Registrant entered into a definitive merger agreement with Chancellor Broadcasting Company ("Chancellor"), Evergreen Media Corporation ("Evergreen") and Morris Acquisition Corporation ("Morris"), a corporation jointly owned by Chancellor and Evergreen, pursuant to which Morris will acquire the Registrant. Under the terms of the merger agreement, which was unanimously approved by the board of directors of each company, Morris will commence a cash tender offer at $11.00 per share, net to the seller, for all of the issued and outstanding common stock of the Registrant. As soon as practicable following the conclusion of the tender offer, Morris would initiate a merger through which any remaining shares of the Registrant not otherwise purchased by Morris in the tender offer would be converted in the merger into the right to receive the merger consideration equal to the tender offer price, in cash without interest.

        In connection with the transaction, Thomas Olson, James E. Beloyianis and Stuart Olds (collectively, the "Management Stockholders") entered into a Management Tender Agreement and shareholders affiliated with Donaldson, Lufkin & Jenrette Securities Corporation (collectively, the "DLJ Stockholders") entered into a Stockholder Tender Agreement with Chancellor, Evergreen and Morris pursuant to which, among other things, the Management Stockholders and the DLJ Stockholders have agreed to tender (and not withdraw except in specified circumstances) their shares in the tender offer and vote in favor of the merger.



Item 7.  Financial Statements and Exhibits

        (c)     Exhibits

                2.1 Merger Agreement, dated as of July 14, 1997, by and among Chancellor, Evergreen, Morris and the Registrant.

                10.1 Stockholder Tender Agreement, dated as of July 14, 1997, by and among the DLJ Stockholders, Chancellor, Evergreen and Morris

                10.2 Management Tender Agreement, dated as of July 14, 1997, by and among the Management Stockholders, Chancellor, Evergreen and Morris.

                99.1    Press release dated July 14, 1997.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             KATZ MEDIA GROUP, INC.



                                             By: /s/ Richard E. Vendig
                                                --------------------------------
                                                 Richard E. Vendig
                                                 Senior Vice President
                                                 Chief Financial &
                                                     Administrative Officer
                                                 Treasurer


Date:  July 17, 1997

                                 EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION                                          PAGE NO.
-----------      -----------                                          --------
    2.1          Merger Agreement, dated as of July 14, 1997,
                 by and among Chancellor, Evergreen, Morris
                 and the Registrant.

    10.1         Stockholder Tender Agreement, dated as of
                 July 14, 1997, by and among the DLJ Stockholders,
                 Chancellor, Evergreen and Morris

    10.2         Management Tender Agreement, dated as of July
                 14, 1997, by and among the Management
                 Stockholders, Chancellor, Evergreen and Morris.

    99.1         Press release dated July 14, 1997.